Exhibit 99.1
                                  ------------

      The Group I Mortgage Loans have original terms to maturity ranging from 10 years to 30 years and a Cut-off Date Principal Balance of approximately $927,356,763. The Group II Mortgage Loans have original terms to maturity ranging from 10 years to 30 years and a Cut-off Date Principal Balance of approximately $397,471,330.

      All of the adjustable-rate Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a " Mortgage") and all of the fixed-rate Mortgage Loans will be secured by either first or second Mortgages. The Mortgages create first liens (in the case of the adjustable-rate Mortgage Loans) and first or second liens (in the case of the fixed-rate Mortgage Loans) on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, individual condominium units and manufactured housing (each, a " Mortgaged Property"). The Group I Mortgage Loans consist of approximately 6,828 Mortgage Loans, of which approximately 99.49% are secured by first Mortgages and approximately 0.51% are secured by second Mortgages. The Group II Mortgage Loans consist of approximately 2,625 Mortgage Loans, of which approximately 98.25% are secured by first Mortgages and approximately 1.75% are secured by second Mortgages.

      Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a " Mortgage Rate"). Approximately 82.20% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the " Adjustable-Rate Group I Mortgage Loans") and approximately17.80% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Group I Mortgage Loans"). Approximately 82.14% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the " Adjustable-Rate Group II Mortgage Loans") and approximately17.86% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Group II Mortgage Loans").

      Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

      Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an " Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 93.74% of the Adjustable-Rate Group I Mortgage Loans and three years, in the case of approximately 6.21% of the Adjustable-Rate Group I Mortgage Loans and that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 91.89% of the Adjustable-Rate Group II Mortgage Loans and three years, in the case of approximately 8.10% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a " Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the " Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the " Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the " Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.999% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the " Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the " Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum

Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

      With respect to approximately 3.16% of the Adjustable-Rate Group I Mortgage Loans and approximately 0.85% of the Adjustable-Rate Group II Mortgage Loans, the mortgage note permits that related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate (such Mortgage Loans, the " Convertible Mortgage Loans").

      Approximately 82.28% of the Group I Mortgage Loans and approximately 81.30% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

Group I Mortgage Loans Statistics

      The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the applicable Cut-off Date.

      Approximately 36.93% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.70% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 79.46%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

      Except with respect to approximately 0.03% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a scheduled monthly payment due on the first day of the month (the " Due Date").

      The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 352 months as of the applicable Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to November 2001 or after July 2002 or will have a remaining term to maturity of less than 119 months or greater than 360 months as of the applicable Cut-off Date. The latest maturity date of any Group I Mortgage Loan is June 2032.

      The average Principal Balance of the Group I Mortgage Loans at origination was approximately $135,839. The average Principal Balance of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately $135,817. No Group I Mortgage Loan had a Principal Balance as of the applicable Cut-off Date of greater than approximately $542,750 or less than approximately $49,963.

      The Group I Mortgage Loans had Mortgage Rates as of the applicable Cut-off Date of not less than 6.150% per annum and not more than 13.990% per annum and the weighted average Mortgage Rate was approximately 8.779% per annum. As of the applicable Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.750% to10.650%, Minimum Mortgage Rates ranging from 6.150% per annum to 13.850% per annum and Maximum Mortgage Rates ranging from 12.150% per annum to 19.850% per annum. As of the applicable Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.942% per annum, a weighted average Minimum Mortgage Rate of approximately 8.784% per annum and a weighted average Maximum Mortgage Rate of approximately 14.799% per annum. The latest next Adjustment Date following the applicable Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in June 2005, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the applicable Cut-off Date is April 2004.

      The Group I Mortgage Loans are expected to have the following characteristics as of the applicable Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

   Applicable Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

                                                  Principal Balance          % of Aggregate Principal
                               Number of         Outstanding as of the      Balance Outstanding as of
  Principal Balance ($)     Mortgage Loans      Applicable Cut-off Date    the Applicable Cut-off Date
-------------------------   --------------      -----------------------    ---------------------------
49,963  - 50,000 ........           17            $       849,875.00                     0.09%
50,001  - 100,000 .......        2,285                180,490,373.08                    19.46
100,001 - 150,000 .......        2,291                283,131,788.77                    30.53
150,001 - 200,000 .......        1,206                209,943,799.74                    22.64
200,001 - 250,000 .......          641                142,506,946.02                    15.37
250,001 - 300,000 .......          336                 92,159,917.77                     9.94
300,001 - 350,000 .......           29                  9,269,162.53                     1.00
350,001 - 400,000 .......           19                  7,053,649.83                     0.76
400,001 - 450,000 .......            1                    408,000.00                     0.04
450,001 - 500,000 .......            1                    468,000.00                     0.05
500,001 - 542,750 .......            2                  1,075,250.00                     0.12
                                 -----            ------------------                   ------
     Total ..............        6,828            $   927,356,762.74                   100.00%
                                 =====            ==================                   ======

----------
(1) The average applicable Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $135,817.

                 Credit Scores for the Group I Mortgage Loans(1)

                                                   Principal Balance          % of Aggregate Principal
                              Number of         Outstanding as of the        Balance Outstanding as of
     Credit Score           Mortgage Loans      Applicable Cut-off Date      the Applicable Cut-off Date
-------------------------   --------------      -----------------------      ---------------------------
Not Available ...........          184            $    22,424,775.24                     2.42%
490 - 500 ...............           38                  5,164,917.86                     0.56
501 - 550 ...............        1,991                272,037,953.04                    29.33
551 - 600 ...............        1,849                248,347,616.65                    26.78
601 - 650 ...............        1,621                221,923,184.21                    23.93
651 - 700 ...............          785                107,053,294.98                    11.54
701 - 750 ...............          286                 39,625,085.38                     4.27
751 - 800 ...............           71                 10,527,360.38                     1.14
801 - 809 ...............            3                    252,575.00                     0.03
                                 -----            ------------------                   ------
     Total ..............        6,828            $   927,356,762.74                   100.00%
                                 =====            ==================                   ======

----------
(1) The weighted average Credit Score of the Group I Mortgage Loans that had Credit Scores was approximately 592.

                   Credit Grade for the Group I Mortgage Loans

                                                       Principal Balance          % of Aggregate Principal
                                  Number of          Outstanding as of the       Balance Outstanding as of
      Credit Grade             Mortgage Loans       Applicable Cut-off Date     the Applicable Cut-off Date
-----------------------------  --------------       -----------------------     ---------------------------
AA+ .........................         678               $ 89,147,246.56                      9.61%
AA ..........................       3,723                514,749,890.21                     55.51
A ...........................       1,163                157,237,883.26                     16.96
B ...........................         964                128,802,207.17                     13.89
C ...........................         214                 27,211,509.38                      2.93
CC ..........................          86                 10,208,026.16                      1.10
                                    -----               ---------------                    ------
   Total ....................       6,828               $927,356,762.74                    100.00%
                                    =====               ===============                    ======

           Original Terms to Maturity of the Group I Mortgage Loans(1)

                                                      Principal Balance           % of Aggregate Principal
                                 Number of          Outstanding as of the        Balance Outstanding as of
   Original Term (months)      Mortgage Loans      Applicable Cut-off Date      the Applicable Cut-off Date
-----------------------------  --------------      -----------------------      ---------------------------
120 .........................           5               $    376,257.37                      0.04%
180 .........................         332                 34,331,655.80                      3.70
240 .........................          60                  6,918,127.19                      0.75
360 .........................       6,431                885,730,722.38                     95.51
                                    -----               ---------------                    ------
   Total ....................       6,828               $927,356,762.74                    100.00%
                                    =====               ===============                    ======

----------
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 352 months.

          Remaining Terms to Maturity of the Group I Mortgage Loans(1)

                                                      Principal Balance          % of Aggregate Principal
                                 Number of          Outstanding as of the        Balance Outstanding as of
   Remaining Term (months)     Mortgage Loans      Applicable Cut-off Date      the Applicable Cut-off Date
-----------------------------  --------------      -----------------------      ---------------------------
119 - 120 ...................           5               $    376,257.37                      0.04%
175 - 180 ...................         332                 34,331,655.80                      3.70
235 - 240 ...................          60                  6,918,127.19                      0.75
349 - 354 ...................           5                    662,545.93                      0.07
355 - 360 ...................       6,426                885,068,176.45                     95.44
                                    -----               ---------------                    ------
  Total .....................       6,828               $927,356,762.74                    100.00%
                                    =====               ===============                    ======

(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 352 months.

                  Property Types of the Group I Mortgage Loans

                                                          Principal Balance         % of Aggregate Principal
                                       Number of         Outstanding as of the      Balance Outstanding as of
     Property Type                   Mortgage Loans     Applicable Cut-off Date    the Applicable Cut-off Date
-----------------------------        --------------     -----------------------    ---------------------------
Single Family Detached ......             5,171            $   683,724,871.06                  73.73%
2-4 Units Detached ..........               596                101,163,190.10                  10.91
PUD Detached ................               573                 83,972,573.50                   9.06
Condo Low-Rise Attached .....               330                 39,791,394.93                   4.29
Manufactured Housing ........                82                  8,028,973.92                   0.87
Condo High-Rise Attached ....                29                  3,610,614.41                   0.39
2-4 Units Attached ..........                15                  3,145,031.52                   0.34
Single Family Attached ......                21                  2,365,654.89                   0.26
PUD Attached ................                11                  1,554,458.41                   0.17
                                          -----            ------------------                 ------
  Total .....................             6,828            $   927,356,762.74                 100.00%
                                          =====            ==================                 ======

----------
(1)   PUD refers to a home or "unit" in a Planned Unit Development.

                Occupancy Status of the Group I Mortgage Loans(1)

                                                           Principal Balance        % of Aggregate Principal
                                        Number of        Outstanding as of the      Balance Outstanding as of
     Occupancy Status                 Mortgage Loans    Applicable Cut-off Date    the Applicable Cut-off Date
-----------------------------         --------------    -----------------------    ---------------------------
Primary .....................             6,378            $   872,835,912.23                  94.12%
Non-owner ...................               355                 42,697,581.27                   4.60
Second Home .................                95                 11,823,269.24                   1.27
                                          -----            ------------------                 ------
   Total ....................             6,828            $   927,356,762.74                 100.00%
                                          =====            ==================                 ======

----------
(1)   Occupancy as represented by the mortgagor at the time of origination.

                      Purpose of the Group I Mortgage Loans

                                                              Principal Balance       % of Aggregate Principal
                                         Number of          Outstanding as of the     Balance Outstanding as of
         Purpose                      Mortgage Loans       Applicable Cut-off Date   the Applicable Cut-off Date
-----------------------------         --------------       -----------------------   ---------------------------
Cash Out Refinance ..........             4,187               $   574,993,882.94               62.00%
Purchase ....................             2,075                   275,465,877.29               29.70
Rate/Term Refinance .........               566                    76,897,002.51                8.29
                                          -----               ------------------              ------
   Total ....................             6,828               $   927,356,762.74              100.00%
                                          =====               ==================              ======

      Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)(2)(3)

                                                                          Principal Balance               % of Aggregate Principal
                                                  Number of             Outstanding as of the            Balance Outstanding as of
  Original Loan-to-Value Ratio (%)             Mortgage Loans         Applicable Cut-off Date          the Applicable Cut-off Date
-------------------------------------          --------------         -----------------------          ---------------------------
14.45-15.00 .........................                    1                $        50,000.00                         0.01%
15.01-20.00 .........................                    1                         90,000.00                         0.01
20.01-25.00 .........................                   13                      1,122,120.00                         0.12
25.01-30.00 .........................                   22                      2,283,833.33                         0.25
30.01-35.00 .........................                   24                      2,479,459.30                         0.27
35.01-40.00 .........................                   36                      3,914,663.33                         0.42
40.01-45.00 .........................                   47                      5,601,718.60                         0.60
45.01-50.00 .........................                   91                     10,973,950.96                         1.18
50.01-55.00 .........................                  116                     15,820,019.15                         1.71
55.01-60.00 .........................                  182                     23,058,064.95                         2.49
60.01-65.00 .........................                  351                     48,009,915.62                         5.18
65.01-70.00 .........................                  438                     62,848,097.57                         6.78
70.01-75.00 .........................                  811                    110,353,911.62                        11.90
75.01-80.00 .........................                2,182                    298,267,249.38                        32.16
80.01-85.00 .........................                  459                     61,022,272.65                         6.58
85.01-90.00 .........................                1,123                    157,219,740.99                        16.95
90.01-95.00 .........................                  883                    117,708,723.50                        12.69
95.01-100.00 ........................                   48                      6,533,021.79                         0.70
                                                     -----                ------------------                       ------
   Total ............................                6,828                $   927,356,762.74                       100.00%
                                                     =====                ==================                       ======

----------
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately 79.46%.

(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.

(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

   Geographic Distribution of the Mortgaged Properties related to the Group I
                               Mortgage Loans(1)

                                                                               Principal Balance         % of Aggregate Principal
                                                    Number of               Outstanding as of the        Balance Outstanding as of
               Location                          Mortgage Loans            Applicable Cut-off Date      the Applicable Cut-off Date
------------------------------------             --------------            -----------------------      ---------------------------
Alabama ............................                    24                    $     2,530,242.34                     0.27%
Alaska .............................                     7                            982,295.00                     0.11
Arizona ............................                   162                         18,964,552.35                     2.05
Arkansas ...........................                     6                            714,364.65                     0.08
California .........................                   824                        141,297,069.37                    15.24
Colorado ...........................                   157                         23,556,267.57                     2.54
Connecticut ........................                   155                         20,078,347.82                     2.17
Delaware ...........................                    13                          1,611,994.58                     0.17
Florida ............................                   575                         66,502,206.09                     7.17
Georgia ............................                   201                         24,584,485.95                     2.65
Hawaii .............................                     1                            135,800.00                     0.01
Idaho ..............................                    26                          2,613,496.81                     0.28
Illinois ...........................                   387                         51,006,574.19                     5.50
Indiana ............................                   131                         13,003,332.57                     1.40
Iowa ...............................                    12                          1,101,309.10                     0.12
Kansas .............................                    30                          3,140,615.69                     0.34
Kentucky ...........................                    45                          4,766,242.99                     0.51
Louisiana ..........................                    46                          4,885,845.59                     0.53
Maine ..............................                    58                          7,116,980.57                     0.77
Maryland ...........................                   102                         14,628,286.39                     1.58
Massachusetts ......................                   492                         77,870,619.36                     8.40
Michigan ...........................                   356                         39,780,951.04                     4.29
Minnesota ..........................                   120                         16,487,182.17                     1.78
Mississippi ........................                    14                          1,037,857.32                     0.11
Missouri ...........................                    83                          9,104,630.50                     0.98
Montana ............................                     7                            692,430.33                     0.07
Nebraska ...........................                     6                            523,236.34                     0.06
Nevada .............................                    69                         10,241,102.74                     1.10
New Hampshire ......................                    79                         10,637,566.01                     1.15
New Jersey .........................                   325                         51,451,746.94                     5.55
New Mexico .........................                     9                            969,556.51                     0.10
New York ...........................                   613                        106,073,561.87                    11.44
North Carolina .....................                   160                         18,048,644.02                     1.95
North Dakota .......................                     3                            254,306.22                     0.03
Ohio ...............................                   253                         26,303,560.97                     2.84
Oklahoma ...........................                     8                            672,760.47                     0.07
Oregon .............................                    40                          5,429,256.45                     0.59
Pennsylvania .......................                   195                         21,920,417.60                     2.36
Rhode Island .......................                    84                         11,053,796.20                     1.19
South Carolina .....................                    52                          5,274,527.75                     0.57
South Dakota .......................                     1                             75,000.00                     0.01
Tennessee ..........................                    77                          7,884,975.74                     0.85
Texas ..............................                   382                         44,703,434.16                     4.82
Utah ...............................                    56                          7,327,480.69                     0.79
Vermont ............................                    21                          2,754,475.04                     0.30
Virginia ...........................                   175                         22,619,273.34                     2.44
Washington .........................                    97                         14,723,656.45                     1.59
West Virginia ......................                     4                            286,650.00                     0.03
Wisconsin ..........................                    81                          9,496,396.89                     1.02
Wyoming.............................                     4                            437,400.00                     0.05
                                                     -----                    ------------------                   ------
   Total............................                 6,828                    $   927,356,762.74                   100.00%
                                                     =====                    ==================                   ======

----------
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.25% in the 02301 ZIP Code.

              Documentation Levels of the Group I Mortgage Loans(1)

                                                                              Principal Balance            % of Aggregate Principal
                                                       Number of            Outstanding as of the         Balance Outstanding as of
          Documentation Level                        Mortgage Loans        Applicable Cut-off Date       the Applicable Cut-off Date
-----------------------------------------            --------------        -----------------------       ---------------------------
Full Documentation ......................                 4,703                 $618,248,866.23                     66.67%
Stated Income Documentation .............                 2,076                  302,059,292.88                     32.57
Lite Documentation ......................                    49                    7,048,603.63                      0.76
                                                          -----                 ---------------                    ------
   Total ................................                 6,828                 $927,356,762.74                    100.00%
                                                          =====                 ===============                    ======

----------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.

             Current Mortgage Rates of the Group I Mortgage Loans(1)

                                                                               Principal Balance          % of Aggregate Principal
                                                        Number of           Outstanding as of the         Balance Outstanding as of
        Current Mortgage Rate (%)                    Mortgage Loans        Applicable Cut-off Date       the Applicable Cut-off Date
-----------------------------------------            --------------        -----------------------       ---------------------------
 6.150 -  7.000 ........................                     261                $ 40,883,528.31                      4.41%
 7.001 -  8.000 ........................                   1,428                 208,047,497.98                     22.43
 8.001 -  9.000 ........................                   2,472                 348,239,122.73                     37.55
 9.001 - 10.000 ........................                   1,755                 226,284,160.57                     24.40
10.001 - 11.000 ........................                     682                  81,168,043.44                      8.75
11.001 - 12.000 ........................                     173                  17,422,535.56                      1.88
12.001 - 13.000 ........................                      49                   4,715,645.79                      0.51
13.001 - 13.990 ........................                       8                     596,228.36                      0.06
                                                           -----                ---------------                    ------
 Total .................................                   6,828                $927,356,762.74                    100.00%
                                                           =====                ===============                    ======

----------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately 8.779% per annum.

         Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                              Principal Balance        % of Aggregate Principal
                                                       Number of           Outstanding as of the       Balance Outstanding as of
             Gross Margin (%)                        Mortgage Loans       Applicable Cut-off Date     the Applicable Cut-off Date
----------------------------------------             --------------       -----------------------     ---------------------------
 2.750 -  3.000 ........................                     5              $       707,156.89                    0.09%
 3.001 -  4.000 ........................                    49                    7,244,630.21                    0.95
 4.001 -  5.000 ........................                   671                   99,853,387.92                   13.10
 5.001 -  6.000 ........................                 2,234                  328,024,532.65                   43.03
 6.001 -  7.000 ........................                 1,812                  236,831,909.59                   31.07
 7.001 -  8.000 ........................                   647                   81,191,779.87                   10.65
 8.001 -  9.000 ........................                    61                    6,912,786.14                    0.91
 9.001 - 10.000 ........................                    14                    1,371,386.35                    0.18
10.001 - 10.650 ........................                     2                      167,700.00                    0.02
                                                         -----              ------------------                  ------
 Total .................................                 5,495              $   762,305,269.62                  100.00%
                                                         =====              ==================                  ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 5.942% per annum.

     Next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

                                                                             Principal Balance         % of Aggregate Principal
                                                        Number of          Outstanding as of the       Balance Outstanding as of
           Next Adjustment Date                      Mortgage Loans       Applicable Cut-off Date     the Applicable Cut-off Date
----------------------------------------             --------------       -----------------------     ---------------------------
October 1, 2002 ........................                     2                $     380,000.00                    0.05%
October 1, 2003 ........................                     5                      662,545.93                    0.09
November 1, 2003 .......................                    37                    5,261,489.13                    0.69
December 1, 2003 .......................                    26                    3,287,153.66                    0.43
January 1, 2004 ........................                    95                   12,975,783.58                    1.70
February 1, 2004 .......................                    95                   12,930,440.81                    1.70
March 1, 2004 ..........................                   174                   25,910,808.02                    3.40
April 1, 2004 ..........................                 3,210                  472,170,412.22                   61.94
May 1, 2004 ............................                   499                   71,584,653.63                    9.39
June 1, 2004 ...........................                   973                  109,830,690.00                   14.41
November 1, 2004 .......................                     1                       86,097.73                    0.01
December 1, 2004 .......................                     1                      199,236.43                    0.03
January 1, 2005 ........................                     6                      881,231.89                    0.12
February 1, 2005 .......................                    19                    2,641,726.81                    0.35
March 1, 2005 ..........................                    15                    2,006,216.22                    0.26
April 1, 2005 ..........................                   218                   28,811,795.50                    3.78
May 1, 2005 ............................                    44                    5,348,738.06                    0.70
June 1, 2005 ...........................                    75                    7,336,250.00                    0.96
                                                         -----                ----------------                  ------
  Total ................................                 5,495                $ 762,305,269.62                  100.00%
                                                         =====                ================                  ======

----------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date is approximately 24 months.

     Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                             Principal Balance         % of Aggregate Principal
                                                       Number of           Outstanding as of the       Balance Outstanding as of
        Minimum Mortgage Rate (%)                    Mortgage Loans       Applicable Cut-off Date     the Applicable Cut-off Date
----------------------------------------             --------------       -----------------------     ---------------------------
12.150 - 13.000 ........................                   199                  $    31,285,872.59                    4.10%
13.001 - 14.000 ........................                 1,067                      160,471,366.82                   21.05
14.001 - 15.000 ........................                 2,043                      292,350,221.11                   38.35
15.001 - 16.000 ........................                 1,481                      194,937,383.98                   25.57
16.001 - 17.000 ........................                   550                       66,521,014.20                    8.73
17.001 - 18.000 ........................                   120                       13,211,036.44                    1.73
18.001 - 19.000 ........................                    30                        3,121,734.19                    0.41
19.001 - 19.850 ........................                     5                          406,640.29                    0.05
                                                         -----                  ------------------                  ------
  Total ................................                 5,495                  $   762,305,269.62                  100.00%
                                                         =====                  ==================                  ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 14.799% per annum.

     Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                             Principal Balance         % of Aggregate Principal
                                                       Number of           Outstanding as of the       Balance Outstanding as of
        Minimum Mortgage Rate (%)                    Mortgage Loans       Applicable Cut-off Date     the Applicable Cut-off Date
----------------------------------------             --------------       -----------------------     ---------------------------
 6.150 -  7.000 ........................                   198                  $    31,090,150.16                    4.08%
 7.001 -  8.000 ........................                 1,069                      160,951,505.00                   21.11
 8.001 -  9.000 ........................                 2,076                      297,122,386.10                   38.98
 9.001 - 10.000 ........................                 1,475                      193,605,298.08                   25.40
10.001 - 11.000 ........................                   539                       64,973,856.62                    8.52
11.001 - 12.000 ........................                   104                       11,095,192.79                    1.46
12.001 - 13.000 ........................                    29                        3,060,240.58                    0.40
13.001 - 13.850 ........................                     5                          406,640.29                    0.05
                                                         -----                  ------------------                  ------
 Total .................................                 5,495                  $   762,305,269.62                  100.00%
                                                         =====                  ==================                  ======

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 8.784% per annum.

   Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                             Principal Balance         % of Aggregate Principal
                                                         Number of         Outstanding as of the       Balance Outstanding as of
      Initial Periodic Rate Cap (%)                  Mortgage Loans       Applicable Cut-off Date     the Applicable Cut-off Date
----------------------------------------             --------------       -----------------------     ---------------------------
1.000 ..................................                     2               $       380,000.00                    0.05%
2.000 ..................................                     1                        59,175.70                    0.01
3.000 ..................................                 5,492                   761,866,093.92                   99.94
                                                         -----               ------------------                  ------
  Total ................................                 5,495               $   762,305,269.62                  100.00%
                                                         =====               ==================                  ======

----------
(1)   Relates solely to initial rate adjustments.

 Applicable Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                             Principal Balance         % of Aggregate Principal
                                                        Number of          Outstanding as of the       Balance Outstanding as of
          Periodic Rate Cap (%)                      Mortgage Loans       Applicable Cut-off Date     the Applicable Cut-off Date
----------------------------------------             --------------       -----------------------     ---------------------------
1.000 ..................................                 5,495               $   762,305,269.62                  100.00%
                                                         -----               ------------------                  ------
  Total ................................                 5,495               $   762,305,269.62                  100.00%
                                                         =====               ==================                  ======

----------
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loans Statistics

      The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the applicable Cut-off Date.

      Approximately 26.40% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.56% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 77.11%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

      Except with respect to approximately 0.08% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

      The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 350 months as of the applicable Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to December 2001 or after July 2002 or will have a remaining term to maturity of less than119 months or greater than 360 months as of the applicable Cut-off Date. The latest maturity date of any Group II Mortgage Loan is June 2032.

      The average Principal Balance of the Group II Mortgage Loans at origination was approximately $151,439. The average Principal Balance of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately $151,418. No Group II Mortgage Loan had a Principal Balance as of the applicable Cut-off Date of greater than approximately $950,000 or less than approximately $49,858.

      The Group II Mortgage Loans had Mortgage Rates as of the applicable Cut-off Date of not less than 6.125% per annum and not more than 13.700% per annum and the weighted average Mortgage Rate was approximately 8.770% per annum. As of the applicable Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.100% to 9.950%, Minimum Mortgage Rates ranging from 5.000% per annum to13.000% per annum and Maximum Mortgage Rates ranging from 12.125% per annum to19.000% per annum. As of the applicable Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.833% per annum, a weighted average Minimum Mortgage Rate of approximately 8.735% per annum and a weighted average Maximum Mortgage Rate of approximately14.747% per annum. The latest next Adjustment Date following the applicable Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in June 2005, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the applicable Cut-off Date is May 2004.

      The Group II Mortgage Loans are expected to have the following characteristics as of the applicable Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

  Applicable Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

                                                                            Principal Balance         % of Aggregate Principal
                                                Number of                 Outstanding as of the       Balance Outstanding as of
         Principal Balance ($)                Mortgage Loans             Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------             -----------------------     ---------------------------
 49,858 - 50,000 .....................                107                  $     5,349,359.00                    1.35%
 50,001 - 100,000 ....................              1,427                       97,386,090.77                   24.50
100,001 - 150,000 ....................                316                       38,744,433.73                    9.75
150,001 - 200,000 ....................                149                       25,398,114.46                    6.39
200,001 - 250,000 ....................                 49                       10,982,986.44                    2.76
250,001 - 300,000 ....................                 61                       17,232,861.04                    4.34
300,001 - 350,000 ....................                218                       70,750,967.16                   17.80
350,001 - 400,000 ....................                150                       56,667,900.28                   14.26
400,001 - 450,000 ....................                 49                       20,913,860.65                    5.26
450,001 - 500,000 ....................                 62                       29,841,627.25                    7.51
500,001 - 550,000 ....................                 11                        5,820,083.77                    1.46
550,001 - 600,000 ....................                  8                        4,676,087.62                    1.18
600,001 - 650,000 ....................                  4                        2,482,000.00                    0.62
650,001 - 700,000 ....................                  4                        2,675,425.90                    0.67
700,001 - 750,000 ....................                  3                        2,245,000.00                    0.56
750,001 - 800,000 ....................                  1                          787,500.00                    0.20
800,001 - 850,000 ....................                  1                          840,000.00                    0.21
850,001 - 900,000 ....................                  1                          900,000.00                    0.23
900,001 - 950,000 ....................                  4                        3,777,032.07                    0.95
                                                    -----                  ------------------                  ------
  Total ..............................              2,625                  $   397,471,330.14                  100.00%
                                                    =====                  ==================                  ======

----------
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $151,418.

                Credit Scores for the Group II Mortgage Loans(1)

                                                                            Principal Balance         % of Aggregate Principal
                                                Number of                 Outstanding as of the       Balance Outstanding as of
              Credit Score                    Mortgage Loans             Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------             -----------------------     ---------------------------
Not Available ........................                 78                   $     7,395,325.73                    1.86%
492 - 500 ............................                 11                           870,587.35                    0.22
501 - 550 ............................                802                        98,827,662.72                   24.86
551 - 600 ............................                761                       122,293,896.22                   30.77
601 - 650 ............................                642                       102,709,079.59                   25.84
651 - 700 ............................                238                        43,595,494.62                   10.97
701 - 750 ............................                 60                        12,008,286.84                    3.02
751 - 800 ............................                 30                         8,976,797.07                    2.26
801 - 806 ............................                  3                           794,200.00                    0.20
                                                    -----                   ------------------                  ------
  Total ..............................              2,625                   $   397,471,330.14                  100.00%
                                                    =====                   ==================                  ======

----------
(1) The weighted average Credit Score of the Group II Mortgage Loans that had Credit Scores was approximately 596.

                  Credit Grade for the Group II Mortgage Loans

                                                                            Principal Balance         % of Aggregate Principal
                                                 Number of                Outstanding as of the       Balance Outstanding as of
            Credit Grade                      Mortgage Loans             Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------             -----------------------     ---------------------------
AA+ ..................................                100                   $    24,712,323.94                    6.22%
AA ...................................              1,418                       229,773,103.59                   57.81
A ....................................                431                        61,892,937.93                   15.57
B ....................................                490                        62,437,932.80                   15.71
C ....................................                132                        13,678,333.94                    3.44
CC ...................................                 54                         4,976,697.94                    1.25
                                                    -----                   ------------------                  ------
   Total .............................              2,625                   $   397,471,330.14                  100.00%
                                                    =====                   ==================                  ======

          Original Terms to Maturity of the Group II Mortgage Loans(1)

                                                                            Principal Balance         % of Aggregate Principal
                                                 Number of                Outstanding as of the       Balance Outstanding as of
       Original Term (months)                 Mortgage Loans             Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------             -----------------------     ---------------------------
120 ..................................                  2                   $       636,864.01                    0.16%
180 ..................................                233                        17,711,963.32                    4.46
240 ..................................                 48                         3,967,921.58                    1.00
360 ..................................              2,342                       375,154,581.23                   94.39
                                                    -----                   ------------------                  ------
   Total .............................              2,625                   $   397,471,330.14                  100.00%
                                                    =====                   ==================                  ======

----------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 350 months.

          Remaining Terms to Maturity of the Group II Mortgage Loans(1)

                                                                            Principal Balance         % of Aggregate Principal
                                                 Number of                Outstanding as of the       Balance Outstanding as of
       Remaining Term (months)                Mortgage Loans             Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------             -----------------------     ---------------------------
119 - 120 ............................                  2                   $       636,864.01                    0.16%
175 - 180 ............................                233                        17,711,963.32                    4.46
235 - 240 ............................                 48                         3,967,921.58                    1.00
355 - 360 ............................              2,342                       375,154,581.23                   94.39
                                                    -----                   ------------------                  ------
   Total .............................              2,625                   $   397,471,330.14                  100.00%
                                                    =====                   ==================                  ======

----------
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 350 months.

                  Property Types of the Group II Mortgage Loans

                                                                            Principal Balance         % of Aggregate Principal
                                                 Number of                Outstanding as of the       Balance Outstanding as of
           Property Type                      Mortgage Loans             Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------             -----------------------     ---------------------------
Single Family Detached ...............              2,051                   $   300,572,333.98                   75.62%
PUD Detached .........................                179                        43,409,673.38                   10.92
2-4 Units Detached ...................                174                        26,929,480.54                    6.78
Condo Low-Rise Attached ..............                122                        18,121,954.18                    4.56
Manufactured Housing .................                 68                         4,642,266.43                    1.17
Condo High-Rise Attached .............                  8                         1,866,157.28                    0.47
PUD Attached .........................                  7                           835,065.48                    0.21
Single Family Attached ...............                 12                           830,481.03                    0.21
2-4 Units Attached ...................                  4                           263,917.84                    0.07
                                                    -----                   ------------------                  ------
   Total .............................              2,625                   $   397,471,330.14                  100.00%
                                                    =====                   ==================                  ======

----------
(1)   PUD refers to a home or "unit" in a Planned Unit Development.

               Occupancy Status of the Group II Mortgage Loans(1)

                                                                            Principal Balance         % of Aggregate Principal
                                                 Number of                Outstanding as of the       Balance Outstanding as of
           Occupancy Status                   Mortgage Loans             Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------             -----------------------     ---------------------------
Primary ..............................             2,461                    $   376,639,698.10                   94.76%
Non-owner ............................               129                         14,736,574.50                    3.71
Second Home ..........................                35                          6,095,057.54                    1.53
                                                   -----                    ------------------                  ------
   Total .............................             2,625                    $   397,471,330.14                  100.00%
                                                   =====                    ==================                  ======

----------
(1)   Occupancy as represented by the mortgagor at the time of origination.

                     Purpose of the Group II Mortgage Loans

                                                                            Principal Balance         % of Aggregate Principal
                                                 Number of                Outstanding as of the       Balance Outstanding as of
            Purpose                           Mortgage Loans             Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------             -----------------------     ---------------------------
Cash Out Refinance ...................             1,657                    $   254,828,157.28                   64.11%
Purchase .............................               729                        105,486,287.49                   26.54
Rate/Term Refinance ..................               239                         37,156,885.37                    9.35
                                                   -----                    ------------------                  ------
   Total .............................             2,625                    $   397,471,330.14                  100.00%
                                                   =====                    ==================                  ======

      Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)(3)

                                                                            Principal Balance           % of Aggregate Principal
                                                    Number of             Outstanding as of the         Balance Outstanding as of
    Original Loan-to-Value Ratio (%)             Mortgage Loans          Applicable Cut-off Date       the Applicable Cut-off Date
--------------------------------------           --------------          -----------------------       ---------------------------
 9.98 -  10.00 .......................                  1                   $        50,000.00                     0.01%
10.01 -  15.00 .......................                  2                           112,500.00                     0.03
15.01 -  20.00 .......................                  4                           275,000.00                     0.07
20.01 -  25.00 .......................                  4                           320,000.00                     0.08
25.01 -  30.00 .......................                  8                         1,182,208.00                     0.30
30.01 -  35.00 .......................                 12                         1,479,384.68                     0.37
35.01 -  40.00 .......................                 17                         2,630,185.48                     0.66
40.01 -  45.00 .......................                 28                         2,532,577.87                     0.64
45.01 -  50.00 .......................                 40                         5,293,965.86                     1.33
50.01 -  55.00 .......................                 62                         6,615,572.24                     1.66
55.01 -  60.00 .......................                 83                        11,210,707.44                     2.82
60.01 -  65.00 .......................                187                        28,976,750.25                     7.29
65.01 -  70.00 .......................                230                        35,032,314.45                     8.81
70.01 -  75.00 .......................                355                        53,132,794.17                    13.37
75.01 -  80.00 .......................                919                       143,702,271.40                    36.15
80.01 -  85.00 .......................                156                        24,214,427.81                     6.09
85.01 -  90.00 .......................                293                        49,262,716.73                    12.39
90.01 -  95.00 .......................                213                        29,240,827.67                     7.36
95.01 - 100.00 .......................                 11                         2,207,126.09                     0.56
                                                    -----                   ------------------                   ------
Total ................................              2,625                   $   397,471,330.14                   100.00%
                                                    =====                   ==================                   ======

----------
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately 77.11%.

(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.

(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

  Geographic Distribution of the Mortgaged Properties related to the Group II
                               Mortgage Loans(1)

                                                                       Principal Balance          % of Aggregate Principal
                                              Number of              Outstanding as of the        Balance Outstanding as of
             Location                      Mortgage Loans           Applicable Cut-off Date      the Applicable Cut-off Date
--------------------------------------     --------------           -----------------------      ---------------------------
Alabama ..............................            24                   $     1,431,975.00                     0.36%
Arizona ..............................            54                         7,679,878.04                     1.93
Arkansas .............................             3                           263,247.56                     0.07
California ...........................           329                        88,919,456.67                    22.37
Colorado .............................            50                         9,294,092.98                     2.34
Connecticut ..........................            60                        10,472,425.70                     2.63
Delaware .............................             7                           781,704.12                     0.20
Florida ..............................           269                        28,330,423.70                     7.13
Georgia ..............................            80                         7,974,791.90                     2.01
Idaho ................................             6                           410,075.00                     0.10
Illinois .............................            69                        12,133,219.46                     3.05
Indiana ..............................            58                         5,362,840.89                     1.35
Iowa .................................            10                           728,184.43                     0.18
Kansas ...............................            10                           699,670.88                     0.18
Kentucky .............................            24                         1,572,294.75                     0.40
Louisiana ............................            26                         1,923,688.61                     0.48
Maine ................................            18                         2,545,409.22                     0.64
Maryland .............................            34                         5,486,283.73                     1.38
Massachusetts ........................           114                        25,426,254.79                     6.40
Michigan .............................           191                        17,698,009.79                     4.45
Minnesota ............................            36                         4,187,557.01                     1.05
Mississippi ..........................             5                           317,550.00                     0.08
Missouri .............................            47                         3,248,608.11                     0.82
Nebraska .............................             3                           182,600.00                     0.05
Nevada ...............................            14                         2,139,138.50                     0.54
New Hampshire ........................            23                         3,087,049.00                     0.78
New Jersey ...........................           121                        21,607,315.39                     5.44
New Mexico ...........................             8                         1,072,262.32                     0.27
New York .............................           210                        43,221,379.51                    10.87
North Carolina .......................            57                         6,836,277.78                     1.72
North Dakota .........................             1                            53,440.23                     0.01
Ohio .................................           147                        12,092,317.56                     3.04
Oklahoma .............................             5                           312,966.34                     0.08
Oregon ...............................            11                         1,992,956.95                     0.50
Pennsylvania .........................           123                        11,142,276.08                     2.80
Rhode Island .........................            20                         3,727,075.00                     0.94
South Carolina .......................            38                         3,043,697.50                     0.77
Tennessee ............................            42                         3,586,952.19                     0.90
Texas ................................           108                        18,666,278.21                     4.70
Utah .................................            16                         1,922,452.57                     0.48
Vermont ..............................             4                           255,000.00                     0.06
Virginia .............................            82                        15,880,814.53                     4.00
Washington ...........................            35                         6,135,888.73                     1.54
Wisconsin ............................            32                         3,475,449.41                     0.87
Wyoming ..............................             1                           150,100.00                     0.04
                                               -----                   ------------------                   ------
   Total .............................         2,625                   $   397,471,330.14                   100.00%
                                               =====                   ==================                   ======

----------
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.40% in the 92024 ZIP Code.

             Documentation Levels of the Group II Mortgage Loans(1)

                                                                       Principal Balance         % of Aggregate Principal
                                                Number of            Outstanding as of the       Balance Outstanding as of
         Documentation Level                  Mortgage Loans        Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------        -----------------------     ---------------------------
Full Documentation ...................             1,752               $   246,681,706.82                    62.06%
Stated Income Documentation ..........               839                   143,951,596.03                    36.22
Lite Documentation ...................                34                     6,838,027.29                     1.72
                                                   -----               ------------------                   ------
   Total .............................             2,625               $   397,471,330.14                   100.00%
                                                   =====               ==================                   ======

----------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.

            Current Mortgage Rates of the Group II Mortgage Loans(1)

                                                                       Principal Balance         % of Aggregate Principal
                                                 Number of           Outstanding as of the       Balance Outstanding as of
      Current Mortgage Rate (%)               Mortgage Loans        Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------        -----------------------     ---------------------------
 6.125 -  7.000 ......................                98               $    29,751,136.09                     7.49%
 7.001 -  8.000 ......................               412                    91,816,755.96                    23.10
 8.001 -  9.000 ......................               748                   122,860,088.63                    30.91
 9.001 - 10.000 ......................               785                   100,785,040.41                    25.36
10.001 - 11.000 ......................               382                    37,724,435.77                     9.49
11.001 - 12.000 ......................               155                    11,624,495.38                     2.92
12.001 - 13.000 ......................                38                     2,552,630.19                     0.64
13.001 - 13.700 ......................                 7                       356,747.71                     0.09
                                                   -----               ------------------                   ------
 Total ...............................             2,625               $   397,471,330.14                   100.00%
                                                   =====               ==================                   ======

----------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately 8.770% per annum.

         Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                       Principal Balance         % of Aggregate Principal
                                                Number of            Outstanding as of the       Balance Outstanding as of
           Gross Margin (%)                   Mortgage Loans        Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------        -----------------------     ---------------------------
3.100 - 4.000 ........................                20               $     5,957,473.78                   1.82%
4.001 - 5.000 ........................               235                    54,607,770.49                  16.73
5.001 - 6.000 ........................               741                   137,716,128.38                  42.18
6.001 - 7.000 ........................               691                    95,350,383.56                  29.20
7.001 - 8.000 ........................               287                    29,685,399.78                   9.09
8.001 - 9.000 ........................                32                     2,755,341.53                   0.84
9.001 - 9.950 ........................                 6                       417,029.58                   0.13
                                                   -----               ------------------                 ------
  Total ..............................             2,012               $   326,489,527.10                 100.00%
                                                   =====               ==================                 ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 5.833% per annum.

     Next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans(1)

                                                                       Principal Balance         % of Aggregate Principal
                                                Number of            Outstanding as of the       Balance Outstanding as of
         Next Adjustment Date                 Mortgage Loans        Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------        -----------------------     ---------------------------
October 1, 2002 ......................                 1               $        50,400.00                   0.02%
November1, 2003 ......................                14                     1,151,458.44                   0.35
December 1, 2003 .....................                15                     1,805,808.23                   0.55
January 1, 2004 ......................                 8                       457,499.89                   0.14
February 1, 2004 .....................                10                     3,925,323.34                   1.20
March 1, 2004 ........................                35                     7,029,414.50                   2.15
April 1, 2004 ........................             1,394                   202,414,245.86                  62.00
May 1, 2004 ..........................               196                    28,018,502.70                   8.58
June 1, 2004 .........................               157                    55,350,167.00                  16.95
November 1, 2004 .....................                 4                       242,268.07                   0.07
January 1, 2005 ......................                 1                       124,056.08                   0.04
February 1, 2005 .....................                 2                       573,076.51                   0.18
March 1, 2005 ........................                 7                     2,233,101.74                   0.68
April 1, 2005 ........................               142                    17,394,627.00                   5.33
May 1, 2005 ..........................                16                     1,776,377.74                   0.54
June 1, 2005 .........................                10                     3,943,200.00                   1.21
                                                   -----               ------------------                 ------
  Total ..............................             2,012               $   326,489,527.10                 100.00%
                                                   =====               ==================                 ======

----------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date is approximately 25 months.

    Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                       Principal Balance         % of Aggregate Principal
                                                Number of            Outstanding as of the       Balance Outstanding as of
      Maximum Mortgage Rate (%)               Mortgage Loans        Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------        -----------------------     ---------------------------
12.125 - 13.000 ......................                69               $    21,616,354.17                   6.62%
13.001 - 14.000 ......................               324                    73,958,380.62                  22.65
14.001 - 15.000 ......................               620                   106,101,662.91                  32.50
15.001 - 16.000 ......................               625                    86,186,376.50                  26.40
16.001 - 17.000 ......................               268                    30,179,580.20                   9.24
17.001 - 18.000 ......................                94                     7,602,881.82                   2.33
18.001 - 19.000 ......................                12                       844,290.88                   0.26
                                                   -----               ------------------                 ------
  Total ..............................             2,012               $   326,489,527.10                 100.00%
                                                   =====               ==================                 ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 14.747% per annum.

    Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                       Principal Balance         % of Aggregate Principal
                                                Number of            Outstanding as of the       Balance Outstanding as of
      Maximum Mortgage Rate (%)               Mortgage Loans        Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------        -----------------------     ---------------------------
5.000  -  5.000 ......................                 1               $       479,302.97                   0.15%
6.001  -  7.000 ......................                69                    21,442,547.10                   6.57
7.001  -  8.000 ......................               323                    73,799,023.17                  22.60
8.001  -  9.000 ......................               626                   107,782,628.55                  33.01
9.001  - 10.000 ......................               623                    85,145,609.11                  26.08
10.001 - 11.000 ......................               265                    29,444,178.80                   9.02
11.001 - 12.000 ......................                93                     7,551,946.52                   2.31
12.001 - 13.000 ......................                12                       844,290.88                   0.26
                                                   -----               ------------------                 ------
  Total ..............................             2,012               $   326,489,527.10                 100.00%
                                                   =====               ==================                 ======

----------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 8.735% per annum.

  Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                       Principal Balance         % of Aggregate Principal
                                                Number of            Outstanding as of the       Balance Outstanding as of
      Initial Periodic Rate Cap (%)           Mortgage Loans        Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------        -----------------------     ---------------------------
1.000 ................................                 1               $        50,400.00                   0.02%
3.000 ................................             2,011                   326,439,127.10                  99.98
                                                   -----               ------------------                 ------
  Total ..............................             2,012               $   326,489,527.10                 100.00%
                                                   =====               ==================                 ======


----------
(1)   Relates solely to initial rate adjustments.

 Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                       Principal Balance         % of Aggregate Principal
                                                Number of            Outstanding as of the       Balance Outstanding as of
         Periodic Rate Cap (%)                Mortgage Loans        Applicable Cut-off Date     the Applicable Cut-off Date
--------------------------------------        --------------        -----------------------     ---------------------------
1.000 ................................             2,012               $   326,489,527.10                 100.00%
                                                   -----               ------------------                 ------
  Total ..............................             2,012               $   326,489,527.10                 100.00%
                                                   =====               ==================                 ======

----------
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.